SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	March 20, 2003
(March 18, 2003)

AMBAC FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer
identification no.)

One State Street Plaza	10004
New York, New York	(Zip code)
(Address of principal executive offices)

(212) 668-0340

(Registrant’s telephone number, including area code)

Page 1 of 4 Pages

Index to Exhibits on Page 4

Item 5.    Other Events

On March 18, 2003, Ambac Financial Group, Inc. (the “Registrant”) issued a press release announcing a debenture offering and intention to call $200 million of long-term debentures. Exhibit 99.17 is a copy of such press release and is incorporated by reference.

On March 19, 2003, the Registrant issued a press release announcing the offering of $175 million in long-term debentures. Exhibit 99.18 is a copy of such press release and is incorporated by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

Exhibit Number	Item

99.17	Announcement of debenture offering and intention to call $200 million of long-term debentures contained in the press release issued by the Registrant on March 18, 2003.

99.18	Announcement of the offering of $175 million in long-term debentures contained in the press release issued by the Registrant on March 19, 2003.

Page 2 of 4 Pages

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated: March 20, 2003
	By:	/s/ Thomas J. Gandolfo
Thomas J. Gandolfo
Senior Vice President and Chief Financial Officer

Page 3 of 4 Pages

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.17	Announcement of debenture offering and intention to call $200 million of long-term debentures contained in the press release issued by the Registrant on March 18, 2003.
99.18	Announcement of the offering of $175 million in long-term debentures contained in the press release issued by the Registrant on March 19, 2003.

Page 4 of 4 Pages